UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

8540 Gander Creek Drive

Miamisburg, Ohio 45342

877.855.7243

Commission File Number	Registrant	IRS Employer Identification Number	State of Incorporation
001-32956	NEWPAGE HOLDING CORPORATION	05-0616158	Delaware
333-125952	NEWPAGE CORPORATION	05-0616156	Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to disclose historical metrics for NewPage Holding Corporation and its predecessor for each of the five fiscal years in the period ended December 31, 2009 and each of the quarterly periods in the two years ended December 31, 2009.

	Successor				Combined Successor and Predecessor
	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007 (a)	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005 (b)
Total volume sold (in thousands of short tons)	3,686	4,656	2,524	2,374	2,227

(a)	We acquired Stora Enso North America Inc. as of December 21, 2007. The data includes the results from the date of acquisition.
(b)	We acquired the printing and writing papers business of MeadWestvaco Corporation effective as of April 30, 2005. The data includes the combined results of the predecessor and successor.

	Quarter Ended
	March 31, 2009	June 30, 2009	Sept. 30, 2009	Dec. 31, 2009
Total volume sold (in thousands of short tons)	787	864	966	1,069

	Quarter Ended
	March 31, 2008	June 30, 2008	Sept. 30, 2008	Dec. 31, 2008
Total volume sold (in thousands of short tons)	1,306	1,133	1,178	1,039

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPAGE HOLDING CORPORATION		NEWPAGE CORPORATION

By:	/s/ David J. Prystash	By:	/s/ David J. Prystash
David J. Prystash		David J. Prystash
Senior Vice President and		Senior Vice President and
Chief Financial Officer		Chief Financial Officer
Date: May 18, 2010		Date: May 18, 2010